UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2003


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                         1-6453                   95-2095071
--------                         ------                   ----------
(State of Incorporation)         (Commission             (I.R.S. Employer
                                 File Number)            Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)






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NATIONAL SEMICONDUCTOR CORPORATION

Index

                                                                      Page
                                                                      ----

Item 5.  Other Events and Regulation FD Disclosure                     3

Item 7.  Financial Statements and Exhibits                             3

Signature                                                              4

Exhibits:
  99.1   News release dated September 9, 2003



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NATIONAL SEMICONDUCTOR CORPORATION
Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 9, 2003, National Semiconductor issued a news release announcing the purchase of approximately 7.5 million shares of the company's common stock. The purchase was made pursuant to the $400 million stock buy-back program announced by the company on July 30, 2003. A copy of the news release is attached as Exhibit 99.1.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits
               --------

Exhibit No.    Description of Exhibit
-----------    ----------------------

     99.1 News release dated September 9, 2003 issued by National Semiconductor Corporation


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL SEMICONDUCTOR CORPORATION


                                        //S// Robert E. DeBarr
                                        ----------------------
Dated:  September 9, 2003               Robert E. DeBarr
                                        Controller
                                        Signing on behalf of the registrant and
                                        as principal accounting officer